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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) March 1, 2002
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                          WFN Credit Company, LLC
              World Financial Network Credit Card Master Trust
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


                          333-60418, 333-60418-01
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                          (Commission File Number)


                                 31-1772814
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                    (I.R.S. Employer Identification No.)


220 West Schrock Road, Westerville, Ohio                          43801
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(Address of Principal Executive Offices)                        (Zip Code)


                               (614) 729-5044
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            (Registrant's Telephone Number, Including Area Code)


                                 No Change
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.     Other Events.

         On August 21, 2001, World Financial Network Credit Card Master Note Trust issued $702,000,000 Class A Series 2001-A Asset Backed Notes and $76,500,000 Class B Series 2001-A Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated August 9, 2001 to Prospectus dated August 9, 2001. The Notes have been listed on the Luxembourg Stock Exchange. The issuer will maintain a paying agency in Luxembourg for so long as the Notes are listed on the Luxembourg Stock Exchange. The issuer has appointed Deutsche Bank Luxembourg S.A., which is located at Boulevard Konrad Adenauer 2, L-1115, Luxembourg, as the paying agent in Luxembourg.
























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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WFN CREDIT COMPANY, LLC
                                    (Co-Registrant)




Dated: March 1, 2002              By:  /s/ Daniel T. Groomes
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                                  Name: Daniel T. Groomes
                                  Title: President


                                  WORLD FINANCIAL NETWORK CREDIT
                                  CARD MASTER TRUST
                                    (Co-Registrant)

                                  By: WORLD FINANCIAL NETWORK NATIONAL BANK,
                                        as servicer




Dated: March 1, 2002              By:  /s/ Daniel T. Groomes
                                     -----------------------------------------
                                  Name: Daniel T. Groomes
                                  Title: President


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